UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Alcoa Alcoa Corporation ARBN 677 586 935 Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 5000 (outside Australia) Online: www.investorcentre.com/contact AAI MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Alcoa Corporation Annual Meeting of Stockholders The Alcoa Corporation Annual Meeting of Stockholders (Annual Meeting) will be held on Wednesday, 6 May 2026 at 5:30 p.m. (Eastern Daylight Time) (Thursday, 7 May 2026 at 7:30 a.m. Australian Eastern Standard Time (AEST)). You are encouraged to vote and participate in the meeting using the following options: MAKE YOUR VOTE COUNT As a holder of CHESS Depositary Interests (CDIs), you are the beneficial owner of the equivalent common stock for each CDI registered in your name as of the record date being the close of business (Eastern Daylight Time) on Wednesday, 11 March 2026. Legal title to the common stock underlying the CDIs is held by the Company’s CDI depositary, CHESS Depositary Nominees Pty Ltd (CDN). CDN is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner of a CDI, you have the right to direct CDN on how to vote the common stock underlying your CDIs on your behalf. To lodge a vote and access the Notice of Meeting and other meeting documentation, visit www.investorvote.com.au and use the below information: Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999 For your vote to be effective it must be received by 9:00 a.m. (AEST) on Monday, 4 May 2026. ATTENDING THE MEETING VIRTUALLY As a beneficial owner, you are invited to attend the Annual Meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs and/or ask questions during the virtual Annual Meeting at www.virtualshareholdermeeting.com/AA2026. You can visit the online voting site at www.investorvote.com.au and submit a question before 9:00 a.m. (AEST) on Monday, 4 May 2026.

Alcoa Alcoa Corporation ARBN 677 586 935 Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 5000 (outside Australia) Online: www.investorcentre.com/contact AAI MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 9:00 a.m. (AEST) Monday, 4 May 2026. CDI Voting Instruction Form How to Vote on Items of Business Each CHESS Depositary Interest (CDI) is equivalent to one share of Company Common Stock, so that every 1 (one) CDI registered in your name as of the close of business (U.S. Eastern Time) on Wednesday, 11 March 2026 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: XX Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 SRN/HIN: I9999999999 PIN: 99999 By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with ‘X’) should advise your broker of any changes. I 9999999999 I ND CDI Voting Instruction Form Please mark to indicate your directions Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed XX Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests (CDIs) of Alcoa Corporation hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our CDI holding at the Annual Meeting of Stockholders of Alcoa Corporation to be held virtually on Wednesday, 6 May 2026 at 5.30 p.m. (Eastern Daylight Time) (Thursday, 7 May 2026 at 7:30 a.m. Australian Eastern Standard Time (AEST)) and at any adjournment or postponement of that meeting. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below. Step 2 Items of Business PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority. 1. Election of 11 director nominees to serve for one-year terms expiring in 2027 1a. Thomas J. Gorman 1b. John A. Bevan 1c. Mary Anne Citrino 1d. Alistair Field 1e. Pasquale (Pat) Fiore 1f. Brian R. Galovich 1g. James A. Hughes 1h. Roberto O. Marques 1i. William F. Oplinger 1j. Carol L. Roberts 1k. Jackson (Jackie) P. Roberts 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2026 3. Approval, on an advisory basis, of the Company’s 2025 named executive officer compensation 4. Approval of the Alcoa Corporation Stock and Incentive Compensation Plan (as Amended and Restated) Board Recommendation For For For For For For For For For For For For For For For Against Abstain Step 3 Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Director/Company Secretary / / Date Update your communication details (Optional) Mobile Number Email Address By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically A A I 3 2 4 0 9 1 A Computershare

Alcoa Alcoa Corporation ARBN 677 586 935 AAIRM MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SUBURB SAMPLETOWN VIC 3030 Dear Securityholder, We have been trying to contact you in connection with your securityholding in Alcoa Corporation. Unfortunately, our correspondence has been returned to us marked “Unknown at the current address”. For security reasons we have flagged this against your securityholding which will exclude you from future mailings, other than notices of meeting. Please note if you have previously elected to receive a hard copy Annual Report (including the financial report, directors’ report and auditor’s report) the dispatch of that report to you has been suspended but will be resumed on receipt of instructions from you to do so. We value you as a securityholder and request that you supply your current address so that we can keep you informed about Alcoa Corporation. Where the correspondence has been returned to us in error we request that you advise us of this so that we may correct our records. You are requested to include the following; > Securityholder Reference Number (SRN); > ASX trading code; > Name of company in which security is held; > Old address; and > New address. Please ensure that the notification is signed by all holders and forwarded to our Share Registry at: Computershare Investor Services Pty Limited GPO Box 2975 Melbourne Victoria 3001 Australia Note: If your holding is sponsored within the CHESS environment you need to advise your sponsoring participant (in most cases this would be your broker) of your change of address so that your records with CHESS are also updated. Yours sincerely Alcoa Corporation